Location/Identification

MINFILE Number: 082LSW046

Name(s): **SIWASH**
SIWASH 3, NASH

Status: Showing

Mining Division: Vernon
Electoral District: Okanagan-Vernon
Forest District: Okanagan Shuswap Forest District

Regions: British Columbia
BCGS Map: 082L022
NTS Map: 082L05E
Latitude: 50 17 11 N
Longitude: 119 36 12 W
Elevation: 1550 metres
Location Accuracy: Within 500M
Comments: Showing (Assessment Report 20226).

UTM Zone: 11 (NAD 83)
Northing: 5573715
Easting: 314549

Mineral Occurrence

Commodities: Gold, Silver

Minerals

Significant: Unknown

Associated: Quartz, Chalcedony, Pyrite

Alteration: Silica, Hematite, Goethite

Alteration Type: Silicific'n, Oxidation
Mineralization Age: Tertiary

Deposit

Character: Vein, Disseminated
Classification: Epithermal
Type: L03: Alkalic porphyry Cu-Au
Dimension: 3000x750x150 metres
Comments: Dimensions of the alteration zone.

Host Rock

Dominant Host Rock: Volcanic

Stratigraphic Age	Group	Formation	Igneous/Metamorphic/Other
Eocene	Penticton	Unnamed/Unknown Formation	----

Isotopic Age	Dating Method	Material Dated
---	---	---

Lithology: Trachytic Tuff, Trachyandesite Flow, Breccia, Tuff

Geological Setting

Tectonic Belt: Intermontane
Physiographic Area: Thompson Plateau
Terrane: Overlap Assemblage, Plutonic Rock

Metamorphic Type: Regional
Grade: Zeolite

Inventory

No inventory data

Capsule Geology

The Siwash showing is located 23 kilometres west of Vernon, between Bouleau and Naswhito Creeks.

In this area, sedimentary and volcanic rocks of the Devonian to Triassic Harper Ranch Group are intruded by Middle Jurassic granitic rocks. Extensive Eocene Penticton Group volcanic and sedimentary rocks overlie the older units.

A trachytic tuff-breccia paleochannel deposit is in fault contact with trachyandesite flows. A large alteration zone with silica flooding, chalcedonic quartz stockworks and hematitic and goethite staining predominates within the tuffaceous rocks. The alteration zone is 3000 by 750 by 150 metres in area. Minor, very fine-grained pyrite occurs in drusy quartz veinlets. These quartz veinlets, within altered tuffs and flows, carry gold and silver mineralization. Samples assayed up to 5.55 grams per tonne gold and 16.6 grams per tonne silver (Assessment Report 20226).

In 1989, Prosperity Gold Corporation carried out geological mapping, soil geochemistry, magnetic and VLF-EM surveys.

Bibliography

EMPR ASS RPT 12030, 19100, *20226
EMPR FIELDWORK 1982, pp. 89-92; 1987, pp. 55-58; 1988, pp. 355-363
EMPR MAP 37, 5214G, 7216G
EMPR OF 1989-5, 1990-30
EMPR PF (In 082LSW General - Claim Map, 1966)
EMPR RGS 1976
GSC MEM 296
GSC OF 637, 736, 2167G
GSC P 89-1E pp. 51-60
PR REL Solomon Resources Ltd., Feb.14, 18, 2003

Date Coded:	1993/03/31	**Coded By:**	Discovery Consultants(DISC)	**Field Check:**	N
Date Revised:	2008/01/31	**Revised By:**	Laura deGroot(LDG)	**Field Check:**	N